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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2002

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdication of incorporation	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number
15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

Registrant's telephone number, including area code: (972) 713-3500

        Not Applicable
(Former name or former address, if changed since last report)

Item 7(c). EXHIBITS

  99.1
  News Release

Item 9. REGULATION FD DISCLOSURE

        Attached hereto is a copy of a news release dated October 29, 2002 announcing United Surgical Partners International, Inc.'s results for the quarter ended September 30, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Surgical Partners International, Inc.
By:	/s/ MARK A. KOPSER Mark A. Kopser Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: October 30, 2002

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  Item 7(c). EXHIBITS
  Item 9. REGULATION FD DISCLOSURE
SIGNATURE